                                                                     Exhibit 5.1

                                 June 15, 2005





Select Medical Corporation
4716 Old Gettysburg Road
P.O. Box 2034
Mechanicsburg, Pennsylvania 17055


            Re:   Registration Statement on Form S-4

Ladies and Gentlemen:

       We have acted as counsel to Select Medical Corporation, a Delaware corporation (the "Issuer"), in connection with the Registration Statement on Form S-4 filed by the Issuer and the subsidiary guarantors of the Issuer set forth on Schedule I hereto (the "Guarantors") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). The Registration Statement includes a prospectus (the "Prospectus") which provides for the issuance by the Issuer in an exchange offer (the "Exchange Offer") of $660,000,000 aggregate principal amount of 7 5/8% Senior Subordinated Notes due 2015 (the "Exchange Notes"). The Exchange Notes will be offered by the Issuer in exchange for a like principal amount of the Issuer's outstanding 7 5/8% Senior Subordinated Notes due 2015 (the "Original Notes"). The Exchange Notes are to be issued pursuant to an Indenture, dated as of February 24, 2005 (as amended, supplemented or modified through the date hereof, the "Indenture"), among the Issuer, the Guarantors and U.S. Bank Trust National Association, as trustee (the "Trustee"). Payment of the Exchange Notes will be guaranteed by the Guarantors pursuant to Article 11 of the Indenture and evidenced by a Notation of Guarantee attached to the Exchange Notes (the "Guarantees").

       In connection with this opinion, we have examined the Registration Statement and the Indenture, which has been filed with the Commission as an exhibit to the Registration Statement. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of documents and records and have made investigation of fact and examination of law as we have deemed appropriate in order to enable us to render the opinions set forth herein. In conducting our investigation, we have relied, without independent verification, on the accuracy of certificates of public officials, officers and representatives of the Issuer, the Guarantors and other appropriate persons.

Select Medical Corporation             - 2 -                       June 15, 2005


      In rendering the opinions set forth below, we have assumed that the Indenture is the valid and binding obligation of the Trustee. We have assumed further that each of the Guarantors (other than those organized under the laws of the State of Delaware, the State of New York, the State of California or the Commonwealth of Massachusetts) (a) is validly existing under the laws of its jurisdiction of organization, (b) has the power and authority to execute and deliver the Indenture and the Guarantees and to perform its obligations thereunder and (c) has duly authorized, executed and delivered the Indenture and has duly authorized the Guarantees.

      The opinions expressed herein are limited to matters governed by the laws of the State of New York and the federal laws of the United States of America.

      Based upon the foregoing and subject to the additional qualifications set forth below, we are of the opinion that:

   1. When the Exchange Notes have been duly executed, authenticated and issued in accordance with the provisions of the Indenture and have been delivered against receipt of the Original Notes surrendered in exchange therefor upon completion of the Exchange Offer, the Exchange Notes will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms.

   2. When the Exchange Notes have been duly executed, authenticated and issued in accordance with the provisions of the Indenture and have been delivered against receipt of the Original Notes surrendered in exchange therefor upon completion of the Exchange Offer, and the Guarantees have been duly executed, delivered and attached to the Exchange Notes in accordance with the provisions of the Indenture, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms.

      Our opinions set forth above are subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting the rights and remedies of creditors and secured parties and (b) general principles of equity.

       We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and the use of our name under the caption "Legal Matters" in the Prospectus. By giving the foregoing consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act.


                                           Very truly yours,

                                           /s/ Ropes & Gray LLP
                                           -----------------------

                                                                      SCHEDULE I


                          GUARANTOR                                        JURISDICTION OF ORGANIZATION
                          ---------                                        ----------------------------
Affiliated Physical Therapists, Ltd.                                    Arizona
American Transitional Hospitals, Inc.                                   Delaware
Argosy Health, LLC                                                      Delaware
Arizona Rehab Provider Network, Inc.                                    Arizona
Athens Sports Medicine Clinic, Inc.                                     Georgia
Ather Sports Injury Clinic, Inc.                                        California
Atlantic Rehabilitation Services, Inc.                                  New Jersey
Buendel Physical Therapy, Inc.                                          Florida
C.E.R. - West, Inc.                                                     Michigan
C.O.A.S.T. Institute Physical Therapy, Inc.                             California
CCISUB, Inc.                                                            North Carolina
Cenla Physical Therapy & Rehabilitation Agency, Inc.                    Louisiana
Center for Evaluation & Rehabilitation, Inc.                            Michigan
Center for Physical Therapy & Sports Rehabilitation, Inc.               New Mexico
CenterTherapy, Inc.                                                     Minnesota
Champion Physical Therapy, Inc.                                         Pennsylvania
CMC Center Corporation                                                  California
Community Rehab Centers of Massachusetts, Inc.                          Massachusetts
Crowley Physical Therapy Clinic, Inc.                                   Louisiana
Douglas Avery & Associates, Ltd.                                        Virginia
Elk County Physical Therapy, Inc.                                       Pennsylvania
Fine, Bryant & Wah, Inc.                                                Maryland
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.           Pennsylvania
Gallery Physical Therapy Center, Inc.                                   Minnesota
Georgia Physical Therapy of West Georgia, Inc.                          Georgia
Georgia Physical Therapy, Inc.                                          Georgia
GP Therapy, L.L.C.                                                      Georgia
Greater Sacramento Physical Therapy Associates, Inc.                    California
Grove City Physical Therapy and Sports Medicine, Inc.                   Pennsylvania
Gulf Breeze Physical Therapy, Inc.                                      Florida
Hand Therapy and Rehabilitation Associates, Inc.                        California
Hand Therapy Associates, Inc.                                           Arizona
Hangtown Physical Therapy, Inc.                                         California
Hawley Physical Therapy, Inc.                                           California
Hudson Physical Therapy Services, Inc.                                  New Jersey
Human Performance and Fitness, Inc.                                     California
Indianapolis Physical Therapy and Sports Medicine, Inc.                 Indiana
Intensiva Healthcare Corporation                                        Delaware
Intensiva Hospital of Greater St. Louis, Inc.                           Missouri
Joyner Sports Science Institute, Inc.                                   Pennsylvania
Joyner Sportsmedicine Institute, Inc.                                   Pennsylvania
Kentucky Rehabilitation Services, Inc.                                  Kentucky

                          GUARANTOR                                        JURISDICTION OF ORGANIZATION
                          ---------                                        ----------------------------
Kessler Assisted Living Corporation                                     New Jersey
Kessler Institute for Rehabilitation, Inc.                              New Jersey
Kessler Occupational Medicine Centers, Inc.                             Florida
Kessler Orthotic & Prosthetic Services, Inc.                            Delaware
Kessler Physical Therapy & Rehabilitation, Inc.                         New Jersey
Kessler Professional Services, LLC                                      Delaware
Kessler Rehab Centers, Inc.                                             Delaware
Kessler Rehabilitation Corporation                                      Delaware
Kessler Rehabilitation of Maryland, Inc.                                Maryland
Kessler Rehabilitation Services, Inc.                                   New Jersey
Lynn M. Carlson, Inc.                                                   Arizona
Metro Rehabilitation Services, Inc.                                     Michigan
Michigan Therapy Centre, Inc.                                           Michigan
MidAtlantic Health Group, Inc.                                          Delaware
Monmouth Rehabilitation, Inc.                                           New Jersey
New Mexico Physical Therapists, Inc.                                    New Mexico
Northside Physical Therapy, Inc.                                        Ohio
NovaCare Occupational Health Services, Inc.                             Delaware
NovaCare Outpatient Rehabilitation East, Inc.                           Delaware
NovaCare Outpatient Rehabilitation of California, Inc.                  California
NovaCare Outpatient Rehabilitation West, Inc.                           Delaware
NovaCare Outpatient Rehabilitation, Inc.                                Kansas
NovaCare Rehabilitation, Inc.                                           Minnesota
P.T. Services Company                                                   Ohio
P.T. Services Rehabilitation, Inc.                                      Ohio
P.T. Services, Inc.                                                     Ohio
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic               Illinois
Rehabilitation & Sports Medicine, Ltd.
Physical Rehabilitation Partners, Inc.                                  Louisiana
Physical Therapy Associates, Inc.                                       Massachusetts
Physical Therapy Enterprises, Inc.                                      Arizona
Physical Therapy Institute, Inc.                                        Louisiana
Physical Therapy Services of the Jersey Cape, Inc.                      New Jersey
Pro Active Therapy of Ahoskie, Inc.                                     North Carolina
Pro Active Therapy of Greenville, Inc.                                  North Carolina
Pro Active Therapy of North Carolina, Inc.                              North Carolina
Pro Active Therapy of Rocky Mount, Inc.                                 North Carolina
Pro Active Therapy of South Carolina, Inc.                              South Carolina
Pro Active Therapy of Virginia, Inc.                                    Virginia
Pro Active Therapy, Inc.                                                North Carolina
Professional Therapeutic Services, Inc.                                 Ohio
Quad City Management, Inc.                                              Iowa

                          GUARANTOR                                        JURISDICTION OF ORGANIZATION
                          ---------                                        ----------------------------
RCI (Colorado), Inc.                                                    Delaware
RCI (Exertec), Inc.                                                     Delaware
RCI (Michigan), Inc.                                                    Delaware
RCI (S.P.O.R.T.), Inc.                                                  Delaware
RCI (WRS), Inc.                                                         Delaware
Rebound Oklahoma, Inc.                                                  Oklahoma
Redwood Pacific Therapies, Inc.                                         California
Rehab Managed Care of Arizona, Inc.                                     Delaware
Rehab Provider Network - California, Inc.                               California
Rehab Provider Network - East I, Inc.                                   Delaware
Rehab Provider Network - East II, Inc.                                  Maryland
Rehab Provider Network - Indiana, Inc.                                  Indiana
Rehab Provider Network - Michigan, Inc.                                 Michigan
Rehab Provider Network - New Jersey, Inc.                               New Jersey
Rehab Provider Network - New York, Inc.                                 New York
Rehab Provider Network - Ohio, Inc.                                     Ohio
Rehab Provider Network - Pennsylvania, Inc.                             Pennsylvania
Rehab Provider Network of Arizona, Inc.                                 Arizona
Rehab Provider Network of Colorado, Inc.                                Colorado
Rehab Provider Network of Florida, Inc.                                 Florida
Rehab Provider Network of Nevada, Inc.                                  Nevada
Rehab Provider Network of New Mexico, Inc.                              New Mexico
Rehab Provider Network of North Carolina, Inc.                          North Carolina
Rehab Provider Network of Texas, Inc.                                   Texas
Rehab/Work Hardening Management Associates, Ltd.                        Pennsylvania
RehabClinics (GALAXY), Inc.                                             Illinois
RehabClinics (PTA), Inc.                                                Delaware
RehabClinics (SPT), Inc.                                                Delaware
RehabClinics Abilene, Inc.                                              Delaware
RehabClinics Dallas, Inc.                                               Delaware
RehabClinics Pennsylvania, Inc.                                         Pennsylvania
RehabClinics, Inc.                                                      Delaware
S.T.A.R.T., Inc.                                                        Massachusetts
Select Air II, Inc.                                                     Pennsylvania
Select Employment Services, Inc.                                        Delaware
Select Hospital Investors, Inc.                                         Delaware
Select Medical of Kentucky, Inc.                                        Delaware
Select Medical of Maryland, Inc.                                        Delaware
Select Medical of New York, Inc.                                        Delaware
Select Medical Property Ventures, LLC                                   Delaware
Select Medical Rehabilitation Services, Inc.                            Delaware
Select Provider Networks, Inc.                                          Delaware

                          GUARANTOR                                        JURISDICTION OF ORGANIZATION
                          ---------                                        ----------------------------
Select Rehabilitation Management Services, Inc.                         Delaware
Select Software Ventures, LLC                                           Delaware
Select Specialty Hospital - Akron/SHS, Inc.                             Delaware
Select Specialty Hospital - Alachua, Inc.                               Delaware
Select Specialty Hospital - Ann Arbor, Inc.                             Missouri
Select Specialty Hospital - Arizona, Inc.                               Delaware
Select Specialty Hospital - Augusta/UH, Inc.                            Delaware
Select Specialty Hospital - Baton Rouge, Inc.                           Delaware
Select Specialty Hospital - Battle Creek, Inc.                          Missouri
Select Specialty Hospital - Beech Grove, Inc.                           Missouri
Select Specialty Hospital - Belleville, Inc.                            Delaware
Select Specialty Hospital - Bloomington, Inc.                           Delaware
Select Specialty Hospital - Brevard, Inc.                               Delaware
Select Specialty Hospital - Broward, Inc.                               Delaware
Select Specialty Hospital - Central Detroit, Inc.                       Delaware
Select Specialty Hospital - Charleston, Inc.                            Delaware
Select Specialty Hospital - Cincinnati, Inc.                            Missouri
Select Specialty Hospital - Colorado Springs, Inc.                      Delaware
Select Specialty Hospital - Columbus, Inc.                              Delaware
Select Specialty Hospital - Columbus/Grant, Inc.                        Delaware
Select Specialty Hospital - Columbus/University, Inc.                   Missouri
Select Specialty Hospital - Conroe, Inc.                                Delaware
Select Specialty Hospital - Covington, Inc.                             Delaware
Select Specialty Hospital - Dallas, Inc.                                Delaware
Select Specialty Hospital - Danville, Inc.                              Delaware
Select Specialty Hospital - Denver, Inc.                                Delaware
Select Specialty Hospital - Durham, Inc.                                Delaware
Select Specialty Hospital - Duval, Inc.                                 Delaware
Select Specialty Hospital - Erie, Inc.                                  Delaware
Select Specialty Hospital - Escambia, Inc.                              Delaware
Select Specialty Hospital - Evansville, Inc.                            Missouri
Select Specialty Hospital - Flint, Inc.                                 Missouri
Select Specialty Hospital - Fort Smith, Inc.                            Missouri
Select Specialty Hospital - Fort Wayne, Inc.                            Missouri
Select Specialty Hospital - Gadsden, Inc.                               Delaware
Select Specialty Hospital - Greensboro, Inc.                            Delaware
Select Specialty Hospital - Greensburg, Inc.                            Delaware
Select Specialty Hospital - Grosse Pointe, Inc.                         Delaware
Select Specialty Hospital - Honolulu, Inc.                              Hawaii
Select Specialty Hospital - Houston, Inc.                               Delaware
Select Specialty Hospital - Huntsville, Inc.                            Delaware
Select Specialty Hospital - Indianapolis, Inc.                          Delaware

                          GUARANTOR                                        JURISDICTION OF ORGANIZATION
                          ---------                                        ----------------------------
Select Specialty Hospital - Jackson, Inc.                               Delaware
Select Specialty Hospital - Johnstown, Inc.                             Missouri
Select Specialty Hospital - Kalamazoo, Inc.                             Delaware
Select Specialty Hospital - Kansas City, Inc.                           Missouri
Select Specialty Hospital - Knoxville, Inc.                             Delaware
Select Specialty Hospital - Lancaster, Inc.                             Delaware
Select Specialty Hospital - Lansing, Inc.                               Delaware
Select Specialty Hospital - Lee, Inc.                                   Delaware
Select Specialty Hospital - Leon, Inc.                                  Delaware
Select Specialty Hospital - Lexington, Inc.                             Delaware
Select Specialty Hospital - Little Rock, Inc.                           Delaware
Select Specialty Hospital - Longview, Inc.                              Delaware
Select Specialty Hospital - Louisville, Inc.                            Delaware
Select Specialty Hospital - Macomb County, Inc.                         Missouri
Select Specialty Hospital - Macon, Inc.                                 Delaware
Select Specialty Hospital - Madison, Inc.                               Delaware
Select Specialty Hospital - Marion, Inc.                                Delaware
Select Specialty Hospital - McKeesport, Inc.                            Delaware
Select Specialty Hospital - Memphis, Inc.                               Delaware
Select Specialty Hospital - Midland, Inc.                               Delaware
Select Specialty Hospital - Milwaukee, Inc.                             Delaware
Select Specialty Hospital - Minneapolis, Inc.                           Delaware
Select Specialty Hospital - Morgantown, Inc.                            Delaware
Select Specialty Hospital - Nashville, Inc.                             Delaware
Select Specialty Hospital - New Orleans, Inc.                           Delaware
Select Specialty Hospital - Newark, Inc.                                Delaware
Select Specialty Hospital - North Knoxville, Inc.                       Missouri
Select Specialty Hospital - Northeast Ohio, Inc.                        Missouri
Select Specialty Hospital - Northwest Detroit, Inc.                     Delaware
Select Specialty Hospital - Northwest Indiana, Inc.                     Missouri
Select Specialty Hospital - Ocean, Inc.                                 Delaware
Select Specialty Hospital - Oklahoma City, Inc.                         Delaware
Select Specialty Hospital - Oklahoma City/East Campus, Inc.             Missouri
Select Specialty Hospital - Omaha, Inc.                                 Missouri
Select Specialty Hospital - Orange, Inc.                                Delaware
Select Specialty Hospital - Orlando. Inc.                               Delaware
Select Specialty Hospital - Palm Beach, Inc.                            Delaware
Select Specialty Hospital - Panama City, Inc.                           Delaware
Select Specialty Hospital - Paramus, Inc.                               Delaware
Select Specialty Hospital - Philadelphia/AEMC, Inc.                     Missouri
Select Specialty Hospital - Phoenix, Inc.                               Delaware
Select Specialty Hospital - Pine Bluff, Inc.                            Delaware

                          GUARANTOR                                        JURISDICTION OF ORGANIZATION
                          ---------                                        ----------------------------
Select Specialty Hospital - Pittsburgh, Inc.                            Missouri
Select Specialty Hospital - Pittsburgh/UPMC, Inc.                       Delaware
Select Specialty Hospital - Plainfield, Inc.                            Delaware
Select Specialty Hospital - Pontiac, Inc.                               Missouri
Select Specialty Hospital - Quad Cities, Inc.                           Delaware
Select Specialty Hospital - Reno, Inc.                                  Missouri
Select Specialty Hospital - Riverview, Inc.                             Delaware
Select Specialty Hospital - Saginaw, Inc.                               Delaware
Select Specialty Hospital - San Antonio, Inc.                           Delaware
Select Specialty Hospital - Sarasota, Inc.                              Delaware
Select Specialty Hospital - Savannah, Inc.                              Delaware
Select Specialty Hospital - Sioux Falls, Inc.                           Missouri
Select Specialty Hospital - South Dallas, Inc.                          Delaware
Select Specialty Hospital - Springfield, Inc.                           Delaware
Select Specialty Hospital - Topeka, Inc.                                Missouri
Select Specialty Hospital - TriCities, Inc.                             Delaware
Select Specialty Hospital - Tulsa, Inc.                                 Delaware
Select Specialty Hospital - Western Michigan, Inc.                      Missouri
Select Specialty Hospital - Western Missouri, Inc.                      Delaware
Select Specialty Hospital - Wichita, Inc.                               Missouri
Select Specialty Hospital - Wilmington, Inc.                            Missouri
Select Specialty Hospital - Winston-Salem, Inc.                         Delaware
Select Specialty Hospital - Wyandotte, Inc.                             Delaware
Select Specialty Hospital - Youngstown, Inc.                            Missouri
Select Specialty Hospital - Zanesville, Inc.                            Delaware
Select Specialty Hospitals, Inc.                                        Delaware
Select Synergos, Inc.                                                   Delaware
Select Transport, Inc.                                                  Delaware
Select Unit Management, Inc.                                            Delaware
SelectMark, Inc.                                                        Delaware
SemperCare Hospital of Fort Myers, Inc.                                 Delaware
SemperCare Hospital of Hartford, Inc.                                   Delaware
SemperCare Hospital of Lakeland, Inc.                                   Delaware
SemperCare Hospital of Lakewood, Inc.                                   Delaware
SemperCare Hospital of Little Rock, Inc.                                Arkansas
SemperCare Hospital of Mobile, Inc.                                     Delaware
SemperCare Hospital of Pensacola, Inc.                                  Delaware
SemperCare Hospital of Sarasota, Inc.                                   Delaware
SemperCare Hospital of Spokane, Inc.                                    Delaware
SemperCare Hospital of Springfield, Inc.                                Delaware
SemperCare Hospital of Tallahassee, Inc.                                Delaware
SemperCare Hospital of Volusia, Inc.                                    Delaware

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
                          GUARANTOR                                        JURISDICTION OF ORGANIZATION
                          ---------                                        ----------------------------
SemperCare Hospital of Washington, Inc.                                 Delaware
SemperCare, Inc.                                                        Delaware
SLMC Finance Corporation                                                Delaware
South Jersey Physical Therapy Associates, Inc.                          New Jersey
South Jersey Rehabilitation and Sports Medicine Center, Inc.            New Jersey
South Philadelphia Occupational Health, Inc.                            Pennsylvania
Southpointe Fitness Center, Inc.                                        Pennsylvania
Southwest Physical Therapy, Inc.                                        New Mexico
Southwest Therapists, Inc.                                              New Mexico
Sports & Orthopedic Rehabilitation Services, Inc.                       Florida
Sports Therapy and Arthritis Rehabilitation, Inc.                       Delaware
Stephenson-Holtz, Inc.                                                  California
The Center for Physical Therapy and Rehabilitation, Inc.                New Mexico
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.       Pennsylvania
Treister, Inc.                                                          Ohio
Valley Group Physical Therapists, Inc.                                  Pennsylvania
Vanguard Rehabilitation, Inc.                                           Arizona
Victoria Healthcare, Inc.                                               Florida
Waltham Physical Therapy, Inc.                                          Massachusetts
Wayzata Physical Therapy Center, Inc.                                   Minnesota
West Side Physical Therapy, Inc.                                        Ohio
West Suburban Health Partners, Inc.                                     Minnesota
Yuma Rehabilitation Center, Inc.                                        Arizona